UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS Emerging Markets
Fixed Income Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. All of these factors may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Emerging Markets Fixed Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS Emerging Markets Fixed Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	13.58%	14.01%	17.57%	9.81%
Class B	12.79%	13.19%	16.67%	8.96%
Class C	12.80%	13.18%	16.64%	8.96%
JP Morgan Emerging Markets Bond Index Plus+	12.24%	12.22%	14.71%	11.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/06	$ 12.12	$ 12.17	$ 12.14
10/31/05	$ 11.31	$ 11.35	$ 11.33
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .69	$ .60	$ .60
Latest Quarterly Income Dividend as of 10/31/06	$ .1357	$ .1134	$ .1129
SEC 30-day Yield as of 10/31/06++	6.17%	5.69%	5.78%
Current Annualized Distribution Rate as of 10/31/06++	4.48%	3.73%	3.72%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 6.11% and 5.32% for Class A and B shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.42% and 3.36% for Class A and B shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class A Lipper Rankings — Emerging Markets Debt Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	6	of	46	13
3-Year	9	of	44	20
5-Year	9	of	40	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Fixed Income Fund — Class A [] JP Morgan Emerging Markets Bond Index Plus+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS Emerging Markets Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,847	$14,153	$21,455	$24,354
	Average annual total return	8.47%	12.27%	16.49%	9.31%
Class B	Growth of $10,000	$10,979	$14,302	$21,513	$23,586
	Average annual total return	9.79%	12.67%	16.56%	8.96%
Class C	Growth of $10,000	$11,280	$14,497	$21,594	$23,594
	Average annual total return	12.80%	13.18%	16.64%	8.96%
JP Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$11,224	$14,132	$19,858	$29,604
	Average annual total return	12.24%	12.22%	14.71%	11.46%

The growth of $10,000 is cumulative.

+ The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/06
DWS Emerging Markets Fixed Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	13.90%	14.32%	17.83%	10.11%
JP Morgan Emerging Markets Bond Index Plus+	12.24%	12.22%	14.71%	11.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 12.13
10/31/05	$ 11.31
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .72
Latest Quarterly Income Dividend as of 10/31/06	$ .1500
SEC 30-day Yield as of 10/31/06++	6.63%
Current Annualized Distribution Rate as of 10/31/06++	4.95%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Class S Lipper Rankings — Emerging Markets Debt Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	4	of	46	9
3-Year	8	of	44	18
5-Year	5	of	40	13
10-Year	12	of	19	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Emerging Markets Fixed Income Fund — Class S [] JP Morgan Emerging Markets Bond Index Plus+

Yearly periods ended October 31
Comparative Results as of 10/31/06
DWS Emerging Markets Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,390	$14,941	$22,712	$26,202
	Average annual total return	13.90%	14.32%	17.83%	10.11%
JP Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$11,224	$14,132	$19,858	$29,604
	Average annual total return	12.24%	12.22%	14.71%	11.46%

The growth of $10,000 is cumulative.

+ The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,059.90	$ 1,056.60	$ 1,056.60	$ 1,061.70
Expenses Paid per $1,000*	$ 7.84	$ 11.77	$ 11.72	$ 6.08
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,017.59	$ 1,013.76	$ 1,013.81	$ 1,019.31
Expenses Paid per $1,000*	$ 7.68	$ 11.52	$ 11.47	$ 5.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Emerging Markets Fixed Income Fund	1.51%	2.27%	2.26%	1.17%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Emerging Markets Fixed Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Emerging Markets Fixed Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, served as subadvisor to the fund. On December 1, 2005, DeAMIS became a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"). As of December 2, 2005, AAMISL serves as the subadvisor to the fund. Those individuals who managed all or a portion of the assets of the fund as employees of DeAMIS became employees of AAMISL, and these same individuals continue to be responsible for the management of the fund's assets.

Portfolio Management Team

Brett Diment

Head of Emerging Markets and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991. Head of Emerging Markets.

BSc from London School of Economics.

Edwin Gutierrez

Portfolio Manager, Emerging Markets and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2000 after five years of experience, including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

MsC from Georgetown University.

Nima Tayebi

Portfolio Manager, Emerging Markets and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2003.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as an emerging currency fund manager.

Spent the previous eight years as an executive director responsible for emerging markets trading at Millennium Global Investments, and previously Vice President at Salomon Brothers, focusing on emerging currency and debt trading, and also Head of Fixed Income research at Renaissance Capital.

BA from Cambridge University, M.Phil from Cambridge University.

In the following interview, Co-Manager Brett Diment discusses DWS Emerging Markets Fixed Income Fund's strategy and the market environment during the 12-month period ended October 31, 2006.

Q: How did emerging-markets bonds perform during the annual period?

A: Emerging debt markets performed well over the period under review. Sovereign yield spreads (i.e., the difference in yields between the emerging markets and US Treasuries) fell close to an all-time low, reflecting investors' robust risk appetites.1 Domestic fixed-income markets — those denominated in local currencies — also delivered strong performance.2

1 The yield spread is the difference in yield between the emerging markets and Treasuries, the latter of which is seen to be free of credit risk. Narrow, or tight, spreads are a sign of positive performance, wider spreads indicate negative performance. Emerging-market debt is valued by measuring the attractiveness of the yield spread.

2 The fund can invest in both dollar-denominated "external" debt issued on the global markets and local currency debt issued within the home markets. Local currency debt is affected both by movements in the price of a country's bonds and the price movements of its currency.

The performance of emerging-markets debt was driven by a continuation of the prudent macroeconomic policies and improving financial positions of the major emerging economies. Additionally, the external background remained supportive with continued global growth, buoyant commodity prices and a high level of liquidity.3 The only period of prolonged market weakness occurred in May-June, when a combination of rising US Treasury yields, weakness in global equity markets and rising investor risk aversion created a sharp correction in emerging-markets debt. This downturn proved short-lived, however, as a renewed focus on favorable country fundamentals caused yield spreads to embark on a steady decline beginning in late June and continuing through the close of the reporting period.

3 Liquidity, in this sense, refers to the ready availability of cash to be put to work in the financial markets. Generally, low interest rates in one or more regions of the world represent a key source of liquidity.

Q: How did the fund perform during this time?

A: The total return of the fund's Class A shares for the 12 months ended October 31, 2006, was 13.58%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

The fund's return compares with the 12.24% gain of its benchmark, the JP Morgan Emerging Markets Bond Index Plus.4 The fund's Class A shares outperformed the 11.68% average return of the 46 funds in the Lipper peer group — Emerging Markets Debt Funds category — and finished sixth in the category for the period.5 Notably, the fund has also outperformed the peer group average for the three- and five-year intervals, and ranks in the top 20% and 22%, respectively, among comparable funds for these time periods.

4 The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvestment of all distributions, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

5 Lipper's Emerging Markets Debt Funds category includes those funds that seek either current income or total return by investing primarily in emerging-market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. It is not possible to invest directly in a Lipper category. The fund's Class A shares ranked 6, 9 and 9 for the 1-, 3- and 5-year periods as of October 31, 2006. There were 46, 44 and 40 funds, respectively, in Lipper's Emerging Markets Debt Funds category. Source: Lipper Inc. as of October 31, 2006.

Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

One of the leading contributors to the fund's performance was our decision to maintain a generally aggressive portfolio and to remain overweight in the higher-yielding countries within the asset class.6 In terms of overall investment themes, we increased the fund's exposure to emerging currencies and domestic fixed-income markets (as distinct from external, or dollar-denominated markets), as detailed in the performance commentary below. We also invested selectively in corporate debt securities within certain countries in order to take advantage of their higher yields relative to sovereign securities. In these cases, we confined the portfolio's exposure to healthy companies with robust balance sheets and kept the size of individual positions moderate in order to retain access to market liquidity.7

6 An "overweight" is a weighting in a particular security that is greater than that of the benchmark; and "underweight" is a weighting less than that of the benchmark.

7 Liquidity, in this sense, refers to the ease with which securities can be bought and sold.

Q: How is the fund positioned in Latin America?

A: We maintained a significant core holding in Brazil, which remained supported by a trade surplus (the difference between exports and imports), a healthy primary budget surplus and declining inflation. Lower inflation, in turn, enabled the Central Bank to continue cutting interest rates — a potential positive for the country's longer-term debt outlook. Also helping market performance was October's presidential election, which was a relative non-event with the incumbent Luiz Inacio Lula da Silva comfortably securing a second term against his opponent Geraldo Alckmin. In terms of the fund's overall allocation to Brazil, we added selective exposure to real-denominated bonds issued by blue-chip Brazilian banks, together with traditional exposure in sovereign bonds denominated in both real and United States dollars.

Elsewhere in the region, we reduced the portfolio's holdings in Venezuela and Ecuador in the latter part of the reporting period, partially in recognition of the recent weakness in oil prices.* Despite the adoption of populist policy measures in the two countries, the fact remains that both have benefited significantly from elevated oil prices and prudent fiscal policies. Venezuela continued to retire its dollar-denominated debt, while Ecuador announced an early call of the majority of its bonds due in 2012. In the case of Ecuador, however, the shifting results from presidential polling data led to rising market volatility as the year progressed.

* As of October 31, 2006, the positions in Ecuador were sold.

The fund's core position in Argentina remains in place, and we added to holdings in both the country's external debt and notes tied to its gross domestic product growth. The latter performed especially well, as economic growth continued to rebound strongly from the 2001 crisis. We believe robust economic growth, together with the country's modest debt profile, continue to support the near-term outlook for external debt. Over a longer horizon, concerns remain regarding some of the interventionist economic policies implemented by the administration of President Nestor Kirchner, such as the imposition of price controls to subdue inflation and the adoption of a heavily managed exchange rate policy.

We increased the fund's exposure in Peru through the first half of the year, as country fundamentals remained supported by high commodity prices, notably for gold and copper. The main source of concern for the market centered on the possibility of the populist presidential candidate Ollanta Humala winning the presidential elections, but the ultimate victory of Alan Garcia — who supports more orthodox policies — sparked a rally that benefited the fund's positions. Toward the end of the fund's fiscal year, we elected to reduce the fund's position in Peru given that yield spreads had declined toward our target levels.

In Mexico, the fund's primary exposure remains in peso-denominated government bonds, which are known as Mbonos. Long-term interest rates fell by over a full percentage point — to just over 8.0% — through the course of the year, but we believe the market still offers some value with real interest rates close to 4.5%.8 Politics were the major source of concern for Mexico's market, with yields starting to rise in March as investors became concerned about the prospect of populist candidate Andres Manuel Lopez Obrador winning July's presidential election. We used this weakness as an opportunity to add to the fund's position in Mexico in the later part of the period, and the market subsequently rallied once the market-friendly candidate Felipe Calderon prevailed in the elections despite allegations of electoral fraud by Lopez Obrador.

8 "Real interest rates" are nominal interest rates minus the rate of inflation.

Q: What is your positioning in the Europe/Middle East/Africa (EMEA) region?

A: In EMEA, we retain a very favorable outlook for Russian sovereign debt, although we have reduced the fund's exposure in light of the extremely low level of sovereign spreads. Within Russia, we also rotated some of the fund's exposure out of government debt and into high-grade corporate securities within the banking, telecommunications and transportation sectors in order to take advantage of their higher yields relative to sovereign securities. We also maintained a moderate exposure to the ruble, which remained supported by Russia's significant budget and current account surpluses. Although the Central Bank has tightly controlled the pace of ruble appreciation, we believe there is potentially room for further upside in the currency given that the exchange rate remains one of the Central Bank's few effective tools in fighting inflation.9

9 A stronger currency can help fight inflation since it slows exports, which in turn slows growth, thereby keeping a lid on inflation.

The portfolio's positioning in Ukraine throughout the year was more tactical in nature. Despite the country's very limited indebtedness, the first half of the year was characterized by the market's focus on the detrimental impact of higher gas prices and the ongoing difficulties in forming a parliamentary coalition. We viewed the resulting weakness in Ukrainian bonds as an opportunity to add to the fund's position, which has performed well since.

Turkish financial markets suffered a sharp correction in early May due to growing market concerns over stubbornly high inflation and a widening current account deficit. The initial response from the Central Bank was arguably lackluster, but as the financial turbulence became more entrenched it finally delivered a decisive response with a series of aggressive rate hikes. This move helped stabilize the decline in the currency, which began to rally in late June. We had reduced the fund's holdings in Turkish bonds ahead of the correction in May, and used the subsequent weakness to add to our holdings of bonds denominated in both lira and US dollars. The peak in inflation seems to have passed as a result of the interest rate increases and the moderation in oil prices. Ongoing developments regarding the current account deficit and the status of Turkey's negotiations with the European Union for eventual membership are likely to remain key areas of focus.

Q: What is the fund's positioning in Asia?

A: In Asia, the fund continues to have limited positions in dollar-denominated government debt, where the extremely low level of yield spreads offers little yield benefit or potential for price appreciation. The one exception is the Philippines, where the fund maintains a core holding in external debt due to the favorable outlook and relatively high level of spreads. The fund's main exposure in Asia remains focused on local currency instruments. The fund continues to hold government bonds denominated in Indonesian rupiah. The currency appreciated against the US dollar during the latter part of the period, increasing the value of the fund's holdings. Indonesian rupiah bonds have gained an additional benefit from falling inflation and interest rate cuts by the country's central bank.

Q: What is your overall thinking on the asset class?

A: Although yield spreads in external debt markets have fallen significantly during the past year, we believe this is in large part justified by the significant credit improvements within the asset class. In our view, any significant sell-off is likely to be driven by external factors such as rising global risk aversion or a sharp increase in interest rates in the developed markets. Continued strength in commodity prices also is a key pillar of support for the asset class, and in this regard sustained economic growth in China remains a key factor. While we remain positive on the outlook for the asset class as a whole, we continue to focus on credits where we believe there may be potential for medium-term outperformance, which in some cases may involve selective investments in blue chip corporate debt for yield and diversification benefits. We will continue to monitor local-currency-denominated bonds and foreign exchange instruments for potential investment opportunities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary October 31, 2006

Asset Allocation (Excludes Securities Lending Collateral)	10/31/06	10/31/05

Sovereign Bonds	79%	85%
Financials	12%	—
US Treasury Obligations	4%	7%
Loan Participations	4%	1%
Telecommunications	1%	—
Energy	—	2%
Cash Equivalents	—	5%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/06	10/31/05

Brazil	25%	25%
Turkey	11%	10%
Argentina	10%	6%
Philippines	9%	5%
Russia	5%	18%
Venezuela	5%	6%
Indonesia	5%	2%
United States	4%	7%
Kazakhstan	4%	—
Other	22%	21%
	100%	100%

Asset allocation and geographical diversification are subject to change.

Currency Exposure	10/31/06	10/31/05

US Dollar	82%	88%
Argentine Peso	3%	3%
South African Rand	3%	—
Indonesian Rupiah	3%	—
Kazakhstan Tenge	2%	—
Egyptian Pound	2%	—
Russian Ruble	2%	—
New Turkish Lira	2%	—
Ukraine Hryvnia	1%	—
Malaysian Ringgit	—	2%
Uruguayan Peso	—	1%
Euro	—	2%
Mexican Peso	—	4%
	100%	100%
Average Life (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/06	10/31/05

0 < 3 years	6%	3%
3 < 5 years	11%	12%
5 < 10 years	30%	23%
10+ years	53%	62%
	100%	100%

Currency exposure and average life are subject to change.

For more complete details about the Fund's investment portfolio, see page 23. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2006

	Principal Amount ($)(a)	Value ($)

Bonds 90.7%
Argentina 9.9%
Banco Hipotecario SA, Series REG S, 9.75%, 4/27/2016	2,300,000	2,383,950
Central Bank of Argentina, 2.0%, 2/4/2018 ARS	10,100,000	4,552,348
Republic of Argentina:
Zero Coupon, 7/22/2003* EUR	750,000	273,096
GDP Linked Note, 12/15/2035	24,906,201	2,777,041
Series P, GDP Linked Note, 12/15/2035 ARS	31,908,222	1,017,633
GDP Linked Note, 12/15/2035 EUR	5,000,000	698,136
Series MAY, 7.0%, 3/18/2004* EUR	130,000	49,460
8.0%, 10/30/2009* EUR	511,292	97,192
8.28%, 12/31/2033 (PIK) (b)	4,561,230	4,593,158
Series REG S, 9.0%, 5/24/2005* EUR	520,000	197,643
9.0%, 5/26/2009* EUR	2,800,000	1,073,164
Series E, 9.25%, 7/20/2004* EUR	3,000,000	1,116,507
9.75%, 11/26/2003* EUR	850,000	306,580
10.0%, 12/7/2004* EUR	2,000,000	719,323
Series 2018, 12.25%, 6/19/2018*	2,292,300	710,613
(Cost $18,617,662)		20,565,844
Brazil 23.5%
Banco ABN AMRO Real SA, Series REG S, 16.2%, 2/22/2010 BRL	9,000,000	4,467,429
Banco Bradesco SA, Series REG S, 14.8%, 1/4/2010 BRL	7,700,000	3,694,490
Federative Republic of Brazil:
8.0%, 1/15/2018	5,700,000	6,301,350
8.25%, 1/20/2034 (b)	13,600,000	15,898,400
8.75%, 2/4/2025	2,750,000	3,327,500
10.5%, 7/14/2014	2,000,000	2,529,000
11.0%, 1/11/2012 (b)	5,430,000	6,692,475
11.0%, 8/17/2040 (b)	4,680,000	6,163,560
(Cost $45,917,575)		49,074,204
Colombia 2.0%
Republic of Colombia:
7.375%, 1/27/2017	2,400,000	2,546,400
7.375%, 9/18/2037	1,500,000	1,551,000
(Cost $4,017,018)		4,097,400
Cyprus 1.9%
Alfa MTN Issuance, Ltd., Series E, 7.875%, 10/10/2009 (Cost $3,900,000)	3,900,000	3,909,438
Dominican Republic 1.1%
Dominican Republic:
Series REG S, 8.625%, 4/20/2027 (PIK)	850,000	945,625
Series REG S, 9.04%, 1/23/2018 (PIK)	1,125,766	1,283,374
(Cost $2,072,999)		2,228,999
Egypt 2.0%
Republic of Egypt, Series 364, Treasury Bill, 9.27%**, 4/3/2007 (Cost $4,159,666) EGP	24,800,000	4,161,223
El Salvador 1.6%
Republic of El Salvador, Series REG S, 7.65%, 6/15/2035 (Cost $3,082,625)	3,100,000	3,410,000
Indonesia 4.3%
Government of Indonesia:
Series FR-23, 11.0%, 12/15/2012 IDR	21,800,000,000	2,462,892
Series FR-26, 11.0%, 10/15/2014 IDR	42,055,000,000	4,751,234
Series FR-33, 12.5%, 3/15/2013 IDR	14,200,000,000	1,713,350
(Cost $8,624,456)		8,927,476
Kazakhstan 3.5%
Kazakhstan Temir Zholy, 7.0%, 5/11/2016	3,900,000	4,092,075
Kazkommerts International BV, Series REG S, 7.875%, 4/7/2014	3,100,000	3,181,375
(Cost $7,074,411)		7,273,450
Luxembourg 1.2%
BTA Finance Luxembourg SA, 8.25% to 1/25/2016, LIBOR plus 5.1675%, 1/29/2049 (Cost $2,698,312)	2,700,000	2,589,516
Mexico 2.5%
Mexican Bonds:
Series M, 9.0%, 12/22/2011 MXN	44,000,000	4,283,034
Series MI-10, 9.5%, 12/18/2014 MXN	10,400,000	1,054,321
(Cost $5,238,939)		5,337,355
Pakistan 1.1%
Republic of Pakistan:
Series REG S, 7.125%, 3/31/2016	320,000	321,259
Series REG S, 7.875%, 3/31/2036	1,910,000	1,927,335
(Cost $2,092,189)		2,248,594
Panama 0.5%
Republic of Panama:
6.7%, 1/26/2036	700,000	705,950
7.125%, 1/29/2026	260,000	275,340
(Cost $916,240)		981,290
Peru 1.9%
Republic of Peru, 7.35%, 7/21/2025 (b) (Cost $3,532,865)	3,560,000	3,889,300
Philippines 8.3%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027	8,250,000	9,508,125
Republic of Philippines:
8.0%, 1/15/2016 (b)	2,200,000	2,444,750
8.375%, 2/15/2011	3,400,000	3,693,250
9.875%, 1/15/2019	1,300,000	1,654,250
(Cost $16,115,995)		17,300,375
Russia 1.9%
Gaz Capital (Gazprom), Series REG S, 8.625%, 4/28/2034	30,000	38,175
Red Arrow International Leasing, "A", 8.375%, 3/31/2012 RUB	100,147,215	3,880,309
(Cost $3,783,674)		3,918,484
Turkey 10.8%
Republic of Turkey:
6.875%, 3/17/2036	3,000,000	2,820,000
8.0%, 2/14/2034 (b)	10,700,000	11,395,500
14.0%, 1/19/2011 TRY	5,100,000	2,983,219
15.0%, 2/10/2010 TRY	8,800,000	5,351,965
20.0%, 10/17/2007 TRY	51	35
(Cost $23,464,625)		22,550,719
Ukraine 2.0%
Government of Ukraine, Series REG S, 7.65%, 6/11/2013 (b) (Cost $3,836,586)	3,800,000	4,069,040
United States 4.1%
US Treasury Bond, 6.125%, 11/15/2027 (Cost $8,272,291)	7,200,000	8,456,623
Uruguay 1.9%
Republic of Uruguay:
7.5%, 3/15/2015	1,500,000	1,601,250
7.625%, 3/21/2036	2,260,000	2,325,540
(Cost $3,624,827)		3,926,790
Venezuela 4.7%
Republic of Venezuela:
5.75%, 2/26/2016	2,300,000	2,133,250
9.375%, 1/13/2034	5,400,000	6,758,100
10.75%, 9/19/2013	800,000	982,000
(Cost $9,804,574)		9,873,350
Total Bonds (Cost $180,847,529)		188,789,470

Loan Participations 3.9%
Russia 2.9%
Russian Standard Finance SA, 8.875%, 12/16/2015	3,960,000	3,919,173
Vimplecom, Series REG S, 8.25%, 5/23/2016 (Cost $6,157,259)	2,100,000	2,128,875
		6,048,048
Ukraine 1.0%
Export-Import Bank of Ukraine, 7.65%, 9/7/2011 (Cost $2,002,453)	2,000,000	2,030,400
Total Loan Participations (Cost $8,159,712)		8,078,448
	Shares	Value ($)

Securities Lending Collateral 22.0%
Daily Assets Fund Institutional, 5.32% (c) (d) (Cost $45,773,950)	45,773,950	45,773,950

Cash Equivalents 0.3%
Cash Management QP Trust, 5.31% (e) (Cost $720,761)	720,761	720,761
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $235,501,952)+	116.9	243,362,629
Other Assets and Liabilities, Net	(16.9)	(35,149,067)
Net Assets	100.0	208,213,562

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Republic of Argentina:	Zero Coupon	7/22/2003	750,000	EUR	287,140	273,096
	7.0%	3/18/2004	130,000	EUR	48,882	49,460
	8.0%	10/30/2009	511,292	EUR	194,841	97,192
	9.0%	5/24/2005	520,000	EUR	195,329	197,643
	9.0%	5/26/2009	2,800,000	EUR	1,044,405	1,073,164
	9.25%	7/20/2004	3,000,000	EUR	1,131,461	1,116,507
	9.75%	11/26/2003	850,000	EUR	322,360	306,580
	10.0%	12/7/2004	2,000,000	EUR	757,289	719,323
	12.25%	6/19/2018	2,292,300	USD	748,436	710,613
					$ 4,730,143	$ 4,543,578

** Bond equivalent yield to maturity; not a coupon rate.

+ The cost for federal income tax purposes was $235,556,161. At October 31, 2006, net unrealized appreciation for all securities based on tax cost was $7,806,468. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,793,390 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,986,922.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2006 amounted to $44,359,730 which is 21.3% of net assets

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

As of October 31, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
BRL	15,060,000	USD	6,917,777	1/25/2007	1,324
USD	4,200,000	KZT	536,970,000	1/25/2007	7,858
USD	4,122,914	ZAR	32,000,000	1/25/2007	185,467
USD	2,081,581	ZAR	16,200,000	1/25/2007	99,537
USD	2,013,820	UAH	10,200,000	12/1/2006	8,521
Total unrealized appreciation					302,707
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US$)
EUR	3,465,000	USD	4,371,132	1/25/2007	(70,441)
IDR	500,000,000	USD	53,810	1/25/2007	(1,060)
IDR	38,000,000,000	USD	4,089,539	1/25/2007	(80,557)
MXN	49,100,000	USD	4,502,522	1/25/2007	(41,888)
TRY	3,500,000	USD	2,314,279	1/25/2007	(10,937)
TRY	3,740,000	USD	2,467,832	1/27/2007	(15,109)
Total unrealized depreciation					(219,992)
Currency Abbreviations

ARS Argentine Peso

BRL Brazilian Real

EGP Egyptian Pound

EUR Euro

IDR Indonesian Rupiah

MXN Mexican Peso

KZT Kazakstan Tenge

RUB New Russian Ruble

TRY New Turkish Lira

UAH Ukraine Hryvnia

USD United States Dollar

ZAR South African Rand

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $189,007,241) — including $44,359,730 of securities loaned	$ 196,867,918
Investment in Daily Assets Fund Institutional (cost $45,773,950)*	45,773,950
Investment in Cash Management QP Trust (cost $720,761)	720,761
Total investments in securities, at value (cost $235,501,952)	243,362,629
Cash	4,982,914
Foreign currency, at value (cost $812,269)	808,355
Interest receivable	4,943,998
Receivable for Fund shares sold	199,528
Foreign taxes recoverable	12,264
Unrealized appreciation on forward foreign currency exchange contracts	302,707
Due from Advisor	10,738
Other assets	17,644
Total assets	254,640,777
Liabilities
Payable for Fund shares redeemed	63,816
Unrealized depreciation on forward foreign currency exchange contracts	219,992
Payable upon return of securities loaned	45,773,950
Accrued management fee	132,292
Other accrued expenses and payables	237,165
Total liabilities	46,427,215
Net assets, at value	$ 208,213,562
Net Assets
Net assets consist of: Undistributed net investment income	3,158,950
Net unrealized appreciation (depreciation) on: Investments	7,860,677
Foreign currency related transactions	89,060
Accumulated net realized gain (loss)	(40,586,882)
Paid-in capital	237,691,757
Net assets, at value	$ 208,213,562

* Represents collateral on securities loaned.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($17,962,938 ÷ 1,482,170 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 12.12
Maximum offering price per share (100 ÷ 95.5 of $12.12)	$ 12.69

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,007,309 ÷ 165,000 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 12.17

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,311,513 ÷ 519,764 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 12.14
Class S Net Asset Value, offering and redemption price(a) per share ($181,931,802 ÷ 15,001,234 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 12.13

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Interest (net of foreign taxes withheld of $45,330)	$ 14,942,464
Interest — Cash Management QP Trust	207,525
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	30,687
Total Income	15,180,676
Expenses: Investment management fee	1,773,022
Administration fee	83,701
Services to shareholders	449,327
Custodian and accounting fees	198,372
Distribution service fees	115,600
Auditing	94,070
Legal	44,773
Directors' fees and expenses	9,525
Reports to shareholders and shareholder meeting	129,160
Registration fees	63,540
Other	42,588
Total expenses before expense reductions	3,003,678
Expense reductions	(257,065)
Total expenses after expense reductions	2,746,613
Net investment income	12,434,063
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	11,038,506
Foreign currency related transactions	(289,367)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
10,749,139
Net unrealized appreciation (depreciation) during the period on: Investments	3,230,463
Foreign currency related transactions	116,676
3,347,139
Net gain (loss) on investment transactions	14,096,278
Net increase (decrease) in net assets resulting from operations	$ 26,530,341

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 12,434,063	$ 11,815,049
Net realized gain (loss) on investment transactions	10,749,139	20,060,695
Net unrealized appreciation (depreciation) during the period on investment transactions	3,347,139	(6,023,289)
Net increase (decrease) in net assets resulting from operations	26,530,341	25,852,455
Distributions to shareholders from: Net investment income: Class A	(901,966)	(426,336)
Class B	(142,605)	(82,633)
Class C	(263,003)	(175,045)
Class AARP	(1,359,582)	(1,174,312)
Class S	(9,931,088)	(7,088,462)
Fund share transactions: Proceeds from shares sold	40,886,281	48,013,705
Reinvestment of distributions	10,710,526	7,671,738
Cost of shares redeemed	(57,687,332)	(51,872,695)
Redemption fees	13,357	25,398
Net increase (decrease) in net assets from Fund share transactions	(6,077,168)	3,838,146
Increase (decrease) in net assets	7,854,929	20,743,813
Net assets at beginning of period	200,358,633	179,614,820
Net assets at end of period (including undistributed net investment income of $3,158,950 and $3,606,472, respectively)	$ 208,213,562	$ 200,358,633

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.31	$ 10.33	$ 9.53	$ 7.74	$ 7.35
Income (loss) from investment operations: Net investment income[a]	.68	.66	.51	.54	.63
Net realized and unrealized gain (loss) on investment transactions	.82	.81	.79	1.83	.45
Total from investment operations	1.50	1.47	1.30	2.37	1.08
Less distributions from: Net investment income	(.69)	(.49)	(.50)	(.58)	(.69)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.12	$ 11.31	$ 10.33	$ 9.53	$ 7.74
Total Return (%)[b]	13.58[c]	14.44[c]	14.01[c]	31.53[c]	15.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	12	7	4.500
Ratio of expenses before expense reductions (%)	1.68	1.69	1.82	1.86	1.93
Ratio of expenses after expense reductions (%)	1.56	1.54	1.54	1.84	1.93
Ratio of net investment income (%)	5.83	6.03	5.19	6.13	8.01
Portfolio turnover rate (%)	224	283	236	327	734

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.35	$ 10.36	$ 9.55	$ 7.76	$ 7.37
Income (loss) from investment operations: Net investment income[a]	.59	.58	.44	.46	.57
Net realized and unrealized gain (loss) on investment transactions	.83	.82	.79	1.83	.45
Total from investment operations	1.42	1.40	1.23	2.29	1.02
Less distributions from: Net investment income	(.60)	(.41)	(.42)	(.50)	(.63)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.17	$ 11.35	$ 10.36	$ 9.55	$ 7.76
Total Return (%)[b]	12.79[c]	13.54[c]	13.25[c]	30.23[c]	14.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	2	2.532
Ratio of expenses before expense reductions (%)	2.58	2.62	2.73	2.72	2.74
Ratio of expenses after expense reductions (%)	2.33	2.28	2.31	2.69	2.74
Ratio of net investment income (%)	5.06	5.28	4.42	5.28	7.20
Portfolio turnover rate (%)	224	283	236	327	734

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.33	$ 10.35	$ 9.55	$ 7.76	$ 7.37
Income (loss) from investment operations: Net investment income[a]	.59	.58	.44	.47	.57
Net realized and unrealized gain (loss) on investment transactions	.82	.81	.78	1.83	.45
Total from investment operations	1.41	1.39	1.22	2.30	1.02
Less distributions from: Net investment income	(.60)	(.41)	(.42)	(.51)	(.63)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.14	$ 11.33	$ 10.35	$ 9.55	$ 7.76
Total Return (%)[b]	12.80[c]	13.57[c]	13.16[c]	30.13[c]	14.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	7.723		.085
Ratio of expenses before expense reductions (%)	2.45	2.43	2.46	2.69	2.71
Ratio of expenses after expense reductions (%)	2.32	2.29	2.31	2.68	2.71
Ratio of net investment income (%)	5.07	5.28	4.42	5.29	7.23
Portfolio turnover rate (%)	224	283	236	327	734

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.31	$ 10.33	$ 9.53	$ 7.74	$ 7.36
Income (loss) from investment operations: Net investment income[a]	.71	.69	.54	.57	.65
Net realized and unrealized gain (loss) on investment transactions	.83	.81	.78	1.82	.44
Total from investment operations	1.54	1.50	1.32	2.39	1.09
Less distributions from: Net investment income	(.72)	(.52)	(.52)	(.60)	(.71)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.13	$ 11.31	$ 10.33	$ 9.53	$ 7.74
Total Return (%)	13.90[b]	14.71[b]	14.36[b]	31.71[b]	15.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	182	154	142	140	116
Ratio of expenses before expense reductions (%)	1.40	1.43	1.61	1.66	1.66
Ratio of expenses after expense reductions (%)	1.27	1.31	1.29	1.63	1.66
Ratio of net investment income (%)	6.12	6.26	5.44	6.34	8.28
Portfolio turnover rate (%)	224	283	236	327	734
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Emerging Markets Fixed Income Fund (formerly Scudder Emerging Markets Income Fund) (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (formerly Global/International Fund, Inc.) (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Maryland Corporation.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $40,563,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($28,219,000) and October 31, 2009 ($12,344,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2006, the Fund utilized approximately $10,944,000 of a prior year capital loss carryforward.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (loss) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,332,949
Capital loss carryforwards	$ (40,563,000)
Unrealized appreciation (depreciation) on investments	$ 7,806,468

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2006	2005
Distributions from ordinary income*	$ 12,598,244	$ 8,946,788

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury Obligations) aggregated $385,267,635 and $380,113,171, respectively. Purchases and sales of US Treasury obligations aggregated $55,010,859 and $60,511,094, respectively.

C. Related Parties

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 2, 2005, and pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL") a direct, wholly owned subsidiary of Aberdeen PLC, serves as the subadvisor to the Fund. AAMISL is paid for its services by the Advisor from its fee as investment Advisor to the Fund.

Prior to June 1, 2006, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from November 1, 2005 through May 31, 2006, the management fee, accrued daily and paid monthly, under the Management Agreement was equal to the following annual rates:

First $500 million of the Fund's average daily net assets	1.000%
Over $500 million of such net assets	.950%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.650%
Next $1.0 billion of such net assets	.635%
Next $2.0 billion of such net assets	.620%

Accordingly, for the year ended October 31, 2006, the fee pursuant to the management agreements was equivalent to an annual effective rate of 0.86% of the Fund's average daily net assets.

For the period from November 1, 2005 through February 28, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the annual expenses of each class at 1.30% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

For the period from March 1, 2006 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.55%
Class B	2.30%
Class C	2.30%
Class S	1.30%

For the period from June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.52%
Class B	2.27%
Class C	2.27%

For Class S shares, effective June 1, 2006 through July 16, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.27%. Effective July 17, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.11%.

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.40%
Class B	2.15%
Class C	2.30%
Class S	1.30%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through October 31, 2006, the Advisor received an Administration Fee of $83,701, of which $17,413 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2006
Class A	$ 34,551	$ 18,310	$ 1,379
Class B	9,784	7,316	366
Class C	10,446	6,754	1,269
Class AARP	28,511	22,600	—
Class S	207,690	201,919	—
	$ 290,982	$ 256,899	$ 3,014

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC had retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from November 1, 2005 though May 31, 2006, the amounts charged to the Fund by DWS-SFAC for accounting services aggregated $100,051, all of which was paid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2006
Class B	$ 21,055	$ 1,321
Class C	39,682	3,689
	$ 60,737	$ 5,010

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 35,380	$ 6,789.23%
Class B	6,806	948.24%
Class C	12,677	1,752.24%
	$ 54,863	$ 9,489

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2006 aggregated $9,323.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2006, the CDSC for Class B and C shares aggregated $14,833 and $4,054, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2006, DWS-SDI received $1,630 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $20,280, of which $6,720 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

D. Expense Reductions

For the year ended October 31, 2006, the Advisor reimbursed the Fund $166, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under this agreement.

G. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,326,937	$ 15,418,998	1,317,350	$ 14,391,379
Class B	162,476	1,876,869	99,332	1,093,555
Class C	284,173	3,311,174	333,511	3,609,594
Class AARP	396,076	4,582,722	811,150	8,856,643
Class S	1,341,783	15,696,518	1,835,984	20,062,534
		$ 40,886,281		$ 48,013,705
Shares issued to shareholders in reinvestment of distributions
Class A	59,790	$ 682,038	34,202	$ 373,285
Class B	7,222	82,640	4,624	50,321
Class C	16,393	187,289	14,095	152,196
Class AARP	98,990	1,123,714	89,442	971,276
Class S	756,405	8,634,845	564,994	6,124,660
		$ 10,710,526		$ 7,671,738
Shares redeemed
Class A	(1,008,551)	$ (11,699,465)	(973,489)	$ (10,613,513)
Class B	(225,875)	(2,574,978)	(80,541)	(881,449)
Class C	(152,799)	(1,753,656)	(634,623)	(6,764,786)
Class AARP	(645,238)	(7,440,235)	(568,164)	(6,197,464)
Class S	(2,957,540)	(34,218,998)	(2,519,868)	(27,415,483)
		$ (57,687,332)		$ (51,872,695)
Shares converted*
Class AARP	(2,241,772)	$ (25,138,069)	—	$ —
Class S	2,244,374	25,138,069	—	—
		$ —		$ —
Redemption fees		$ 13,357		$ 25,398
Net increase (decrease)
Class A	378,176	$ 4,404,614	378,063	$ 4,166,774
Class B	(56,177)	(615,469)	23,415	262,526
Class C	147,767	1,745,183	(287,017)	(3,002,993)
Class AARP	(2,391,944)	(26,869,935)	332,428	3,638,070
Class S	1,385,022	15,258,439	(118,890)	(1,226,231)
		$ (6,077,168)		$ 3,838,146

* On July 14, 2006, Class AARP shares converted into Class S shares

I. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

J. Payments made by Affiliates

During the year ended October 31, 2006, the subadvisor fully reimbursed the Fund $21,326 for losses incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average daily net assets thus having no impact on the Fund's total return.

In addition, the Advisor fully reimbursed the Fund $9,311 for losses incurred in violation of investment restrictions. The amount of the losses were less than $.01 per share, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and the Shareholders of DWS Emerging Markets Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Emerging Markets Fixed Income Fund (formerly Scudder Emerging Markets Income Fund) (the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DeIM and the current sub-advisory agreement between DeIM and Aberdeen Asset Management Investment Services Limited ("AAMISL") in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Directors followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Directors are independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to AAMISL is paid by DeIM out of its fee and not directly by the Fund.

DeIM and its predecessors have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's and AAMISL's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeIM with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class S shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM and AAMISL. The Board considered extensive information regarding DeIM, including DeIM's and Aberdeen IS's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM and AAMISL have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM and AAMISL regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM or AAMISL, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of October 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	88
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88
Carl W. Vogt (1936) Board Member since 2002

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZEAX	SZEBX	SZECX
CUSIP Number	233379 601	233379 700	233379 809
Fund Number	476	676	776
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCEMX
Fund Number	2076

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS Emerging Markets Fixed Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS EMERGING MARKETS FIXED INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$73,500	$128	$0	$0
2005	$69,600	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$309,400	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006